Effective immediately, the sub-section entitled “The Funds” beneath the main heading entitled “Management of the Fund” is hereby restated in its entirety as follows:

The Funds
Each Fund is a diversified series of the Trust, except MFS Arkansas Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. The Trust is an open-end management investment company.